                         PURCHASE AND SALE AGREEMENT

              PURCHASE AND SALE AGREEMENT, dated as of December 16, 1996 (the "Agreement"), by and among American Exploration Company, a Delaware corporation (the "Purchaser"), NYLIFE Resources Inc., a Delaware corporation ("Resources"), New York Life Insurance Company, a New York mutual insurance company ("NYLife") and New York Life Insurance and Annuity Corporation, a Delaware corporation ("NYLIAC," and together with Resources and NYLife collectively, the "Sellers").

              In consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

              Section 1.1 Definitions. As used in this Purchase and Sale Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

              "Agreement" means this Purchase and Sale Agreement, as the same may be amended, supplemented or modified in accordance with the terms hereof and in effect.

              "Assignments" means the three Assignment and Assumption Agreements made between the Purchaser, as assignee and each of the Sellers, as assignor, in the forms attached hereto as Exhibit A.

              "Closing" has the meaning provided therefor in Section 2.1 of this Agreement.

              "Limited Partnership Interests" means all of the limited partnership units of the Partnership.

              "LP Sharing Ratio" of each Seller is as follows:

                        Seller            %
                        ------            -
                     Resources        14.051633%
                     NYLife           75.434150%
                     NYLIAC           10.514217%

              "Partnership" means Ancon Partnership Ltd., a Texas limited partnership, established pursuant to the Amended and Restated Agreement of Limited Partnership, dated as of April 1, 1995 (the "Partnership Agreement"), among the Purchaser and the Sellers.

              "Time of Purchase" has the meaning provided therefor in
Section 2.1(b) of this Agreement.

                                   ARTICLE II
                   PURCHASE OF LIMITED PARTNERSHIP INTERESTS

                   Section 2.1 Purchase of the Limited Partnership Interests; the Closing.

                           (a)      Subject to the terms and conditions herein
set forth, the Sellers agree to sell to Purchaser, and Purchaser agrees to purchase from the Sellers, at the Time of Purchase, the Limited Partnership Interests at a total purchase price equal to $12,900,000.00.

                           (b)      The purchase and sale of the Limited
Partnership Interests will take place at a closing (the "Closing") to be held at the offices of the Sellers at 12:00 noon, local time, on December 20, 1996 or on such other date not later than December 31, 1996, and at such time as the Sellers may specify by notice to Purchaser at least two Business Days prior thereto. The date and time at which the Closing is to be concluded is the "Time of Purchase."

                           (c)      Delivery of the Limited Partnership
Interests to be purchased by Purchaser pursuant to this Agreement shall be made at the Closing by delivery to Purchaser, against payment of the purchase price therefor as provided herein, of the fully executed Assignments; provided Purchaser may prior to the Closing designate a wholly owned subsidiary to take the assignment under the Assignments.

                           (d)      Payment of the agreed purchase price for
the Limited Partnership Interests will be made to each Seller in accordance with its respective LP Sharing Ratio by Purchaser wire transferring immediately available funds to such account(s) as will be designated by Sellers to the Purchaser prior to the Time of Purchase.

                   Section 2.2 Effective Date. The purchase and sale of the Limited Partnership Interests shall be effective as of September 30, 1996 (the "Effective Date"); provided, however, distributions from the Partnership with respect to September, October and November, 1996 shall be retained by the Sellers.

                   Section 2.3 Contingent Additional Purchase Price. The parties acknowledge that, in determining the purchase price to be paid for the Limited Partnership Interests pursuant to this Agreement, the oil and gas interests held by the Partnership in the Bowdoin Field and attributable to the Limited Partnership Interests, 22.07% of the Bowdoin Field interests held or deemed controlled by Purchaser (the "Bowdoin Properties"), were initially valued at $4,500,000 but were reduced by $2,000,000 to reflect the exposure to liability attributed to such interests in connection with the lawsuit styled KN Gas Supply Services, Inc. v. American Production Partnership, Ltd. and Ninian Oil Finance Corp. (Civil Action No.95-B-291). In the event

Purchaser settles such lawsuit and in connection with such settlement receives consideration, Purchaser agrees to pay the Sellers, in accordance with their respective LP Sharing Ratios, an amount equal to the excess of the value of the Bowdoin Properties, valued in a manner consistent with the valuation referred to in the preceding sentence, but giving effect to such settlement, over $2,500,000 up to an aggregate additional payment of $2,000,000. The foregoing contingent obligation shall constitute only an independent contract right enforceable against the Purchaser and it shall in no manner effect the validity or effectiveness of the transfer of the Limited Partnership Interests pursuant to the Assignments. If subsequent to the Closing no such settlement is reached in the aforesaid lawsuit by the second anniversary of Closing, this Section shall have no further force or effect.

                   Section 2.4 Failure to Deliver. If at the Closing any of the conditions to the Closing specified in this Agreement shall not have been fulfilled to Purchaser's reasonable satisfaction or waived or if the Closing fails to occur on or before December 31, 1996, Purchaser shall, at its election and notwithstanding anything to the contrary in this Agreement, be relieved of all further obligations under this Agreement

                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

                   Section 3.1 Representations and Warranties of the Sellers. Each of the Sellers represents and warrants, as of the date hereof and as of the Time of Purchase, as follows:

                           (a)      Organization and Good Standing.  Each of
the Sellers is a corporation duly organized, validly existing and in good standing under the laws of the State of its incorporation or organization.

                           (b)      Corporate Authorizations.  Each of the
Sellers has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement. The execution and delivery by each of the Sellers of this Agreement, and the consummation of the transactions contemplated hereby, have been duly and validly authorized by the respective Boards of Directors of each of the Sellers and no other corporate proceedings on the part of the Sellers is necessary for the execution and delivery of this Agreement, the performance of their obligations hereunder and the consummation of the transactions contemplated hereby and thereby.

                           (c)      Due Execution, etc.  This Agreement
constitutes a legal, valid and binding obligation of each of the Sellers, enforceable against each of the Sellers in accordance with its terms, except
(i) as such enforcement is subject to the effect of (A) any applicable bankruptcy, insolvency, reorganization or other law relating to or affecting creditors' rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (ii) that rights to indemnity and contribution may be limited by Federal or state securities laws.

                           (d)      Status of Limited Partnership Interests.
The Limited Partnership Interests are not be subject to any claim, lien or encumbrance of any third party.

                           (e)      Governmental Consents, etc.  No
authorization, consent, approval, waiver, license, qualification or formal exemption from, nor any filing, declaration, qualification or registration with, any court, governmental agency or regulatory authority or any securities exchange is required in connection with the execution, delivery or performance by the Sellers of this Agreement.

                           (f)      Certain Fees.  No fees or commissions will
be payable by the Sellers to any broker, finder or investment banker with respect to the sale of any of the Limited Partnership Interests pursuant to the terms of this Agreement.

                           (g)      Information; Experienced Seller   Each
Seller has received all financial and operating information relating to the Partnership, including all reports required under Section 8.2 of the Partnership Agreement and has had the opportunity to request and has received all information regarding the Partnership it desires and is experienced in the purchase and sale of investments such as the Limited Partnership Interests.

                   Section 3.2      Representations and Warranties of the
Purchaser.

                           (a)      Authority.  Purchaser represents and
warrants to the Sellers that (i) the purchase of the Limited Partnership Interests by it has been duly and properly authorized and this Agreement, has been duly executed and delivered by it or on its behalf and constitutes the valid and legally binding obligation of Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement is subject to the effect of (A) any applicable bankruptcy, insolvency, reorganization or other law relating to or affecting creditors' rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); (ii) the purchase of the Limited Partnership Interests does not conflict with or violate its charter, bylaws or similar constituent instrument or any law, regulation or court order applicable to it or any instrument, agreement or document having application to it or its properties.

                           (b)      Information; Experienced Purchaser.
Purchaser has all financial and operating information relating to the Partnership, including all reports required under Section 8.2 of the Partnership Agreement and received all information regarding the Partnership it desires and is experienced in the purchase and sale of investments such as the Limited Partnership Interests.

                                   ARTICLE IV
                        CONDITIONS PRECEDENT TO CLOSING

                   Section 4.1 Conditions Precedent to Obligations of the Purchaser. The obligation of Purchaser to purchase the Limited Partnership Interests is subject, at the Time of Purchase, to the prior or simultaneous satisfaction or waiver of the following conditions:

                           (a)      The representations and warranties made by
the Sellers herein shall be true and correct (except for changes permitted or contemplated by this Agreement) on and as of the Time of Purchase with the same effect as though such representations and warranties had been made on and as of the Time of Purchase and the Sellers shall have complied in all material respects with all agreements hereunder required to be performed by it at or prior to the Time of Purchase.

                           (b)      The purchase of and payment for the Limited
Partnership Interests (i) shall not be prohibited or enjoined (temporarily or permanently) by any applicable law or governmental regulation and (ii) shall not be the subject of a suit, action or other proceeding which, on the Closing Date, shall be pending or threatened by or before any court or other governmental authority seeking to restrain, prohibit, enjoin or obtain damages or other relief in connection with this Agreement or the transactions contemplated hereby.

                           (c)      The Time of Purchase shall not be later
than 5:00 p.m., New York Time, on December 31, 1996, subject to extension in accordance with Section 2.1(b) hereof.

                           (d)      Each of the Sellers shall deliver a fully
executed Assignment in accordance with Section 2.1(c).

                           (e)      Each of the Sellers shall execute and
deliver a cross receipt.

                   Section 4.2 Conditions Precedent to Obligations of the Sellers. The obligation of the Sellers to issue and sell the Limited Partnership Interests is subject, at the Time of Purchase, to the prior or simultaneous satisfaction or waiver of the following conditions:

                           (a)      The representations and warranties made by
Purchaser herein shall be true and correct (except for changes expressly provided for in this Agreement) on and as of the Time of Purchase with the same effect as though such representations and warranties had been made on and as of the Time of Purchase.

                           (b)      As to the Sellers, the sale of the Limited
Partnership Interests hereunder shall not be prohibited or enjoined (temporarily or permanently) by any applicable law or governmental regulation.

                           (c)      The Purchaser shall have made payment for
the Limited Partnership Interests at the Time of Purchase pursuant to this Agreement.

                           (d)      The Purchaser shall execute and deliver a
cross receipt.

                                   ARTICLE V
                                    SURVIVAL

                   Section 5.1 Survival. The representations and warranties of the parties hereto contained in this Agreement or in any certificate delivered pursuant hereto shall survive the Closing, regardless of any investigation made by or on behalf of any party, until the second anniversary of the Closing Date (such anniversary, the "Survival Date"). From and after the Survival Date, no party hereto shall be under any liability whatsoever pursuant to this Article V with respect to any such representation or warranty.

                                   ARTICLE VI
                                 MISCELLANEOUS

                   Section 6.1 Termination. This Agreement may be terminated (as between the party electing so to terminate it and the counterparty to which termination is directed) by giving written notice of termination to the applicable counterparty at any time prior to the Time of
Purchase:

                           (a)      By the Sellers if any of the conditions
specified in Section 4.2 of this Agreement has not been met or waived by it pursuant to the terms of this Agreement by 3:00 p.m., New York City time on December 31, 1996; or

                           (b)      By Purchaser if any of the conditions
specified in Section 4.1 of this Agreement has not been met or waived by Purchaser pursuant to the terms of this Agreement by 3:00 p.m., New York City time on December 31, 1996.

                   Section 6.2 No Waiver; Modifications in Writing. No waiver of or consent to any departure by the Sellers or Purchaser from any provision of this Agreement shall be effective unless signed in writing by the party entitled to the benefit thereof; provided that notice of any such waiver shall be given to each party hereto as set forth below.

                   Section 6.3 Communications. All notices and demands provided for hereunder shall be in writing, and shall be given by telecopy, courier service or personal delivery, and, if to a Seller, addressed to such Seller as shown on the execution pages hereof or to such other address as the Seller may designate to the Purchaser in writing and, if to the Purchaser shall be given at: 1331 Lamar, Suite 900, Houston, Texas 77010, Attention: John M. Hogan, Senior Vice President, with a copy to John E. Schmeltzer, III of Patterson, Belknap, Webb & Tyler LLP,

1133 Avenue of the Americas, New York, New York 10036 or to such other address as the Purchaser may designate in writing, and shall be deemed given when received.

                   Section 6.4 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

                   Section 6.5 Binding Effect; Assignment. This Agreement shall be binding upon the Purchaser and each Seller, and their respective successors and assigns. This Agreement shall not be assigned by any party without the prior written consent of all other parties.

                   Section 6.6 Governing Law. This agreement shall be deemed to be a contract made under the laws of the state of New York, and for all purposes shall be construed in accordance with the laws of said state without regard to principles of conflict of laws.

                   Section 6.7 Severability of Provisions. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                   Section 6.8 Headings. The Article and Section headings used or contained in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

                   Section 6.9 Integration. This Agreement constitutes the entire agreement among the parties with respect to the purchase and sale of the Limited Partnership Interests.

                   IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.


                              AMERICAN EXPLORATION COMPANY


                              By:    /s/ JOHN M. HOGAN
                                 ----------------------------------
                                  Name:  John M. Hogan
                                  Title: Senior Vice President and
                                         Chief Financial Officer

                              NYLIFE RESOURCES INC.


                              By:     /s/ WILLIAM Y. CHENG
                                 --------------------------
                                 Name:    William Y. Cheng
                                 Title:   Senior Vice President
                                 Address: 51 Madison Avenue
                                          New York, New York 10010


                              NEW YORK LIFE INSURANCE COMPANY


                              By:     /s/ WILLIAM Y. CHENG
                                 --------------------------
                                 Name:    William Y. Cheng
                                 Title:   Vice President
                                 Address: 51 Madison Avenue
                                          New York, New York 10010


                              NEW YORK LIFE INSURANCE AND
                              ANNUITY CORPORATION


                              By:     /s/ WILLIAM Y. CHENG
                                 --------------------------
                                 Name:    William Y. Cheng
                                 Title:   Vice President
                                 Address: 51 Madison Avenue
                                          New York, New York 10010

                                                                             A-1
                                   Exhibit A

                      ASSIGNMENT AND ASSUMPTION AGREEMENT


                   This ASSIGNMENT AND ASSUMPTION AGREEMENT (the "Agreement") made as of December 18, 1996, by and between NYLIFE Resources Inc., a Delaware corporation (the "Assignor") and Austral Oil Company, Incorporated, a Delaware corporation (the "Company");

                              W I T N E S S E T H:

                   THAT WHEREAS, the Assignor is a Limited Partner of Ancon Partnership Ltd., a Texas limited partnership (the "Partnership"), established pursuant to the Amended and Restated Agreement of Limited Partnership, dated as of April 1, 1995 (the "Partnership Agreement"), among the Company, the Assignor, New York Life Insurance Company and New York Life Insurance and Annuity Corporation;

                   WHEREAS, the Assignor wishes to assign to the Company all of its interests in the Partnership (the "Limited Partner Interest");

                   NOW, THEREFORE, in consideration of ten dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                   1. The Assignor hereby assigns, transfers and sets over the Limited Partner Interest to the Company, which Limited Partner Interest entitles the holder thereof to not less than 14.051633% interest in the profits, losses and property attributable to the Limited Partners of the Partnership, free and clear of all liens, encumbrances and claims. This assignment includes, without limitation, to the extent of the Limited Partner Interest conveyed hereunder, the Assignor's right to receive allocations of income, gain, loss, deduction, credit and similar items and distributions, by reason of the Assignor's interest in the Partnership, as well as all of Assignor's rights as a Limited Partner, with the intent that, subject to the consent of the General Partner of the Partnership, on the effective date hereof Company shall become a substitute Limited Partner in the Partnership.

                   2. The Company hereby: (a) accepts the foregoing assignment and assumes and agrees to perform and discharge in full when due all of the obligations and commitments of the Assignor related thereto pursuant to the terms of the Partnership Agreement and to be bound by all of the provisions of the Partnership Agreement and (b) agrees to indemnify and hold harmless the Assignor and its successors and assigns, against any and all costs, expenses, losses or damages (including without limitation reasonable attorneys fees and expenses) arising on or after the effective date hereof by reason of Company's ownership of the interest assigned hereby.

                   3. The assignment and assumption made hereunder is effective as of September 30, 1996.

                   4. The parties mutually covenant and agree to cooperate with each other and promptly to take such other action and to execute and deliver such other and further documents as may be reasonable and necessary to give effect to this Agreement.

                   5. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                   6. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                   7. This Assignment and Assumption Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunder duly authorized as of the date first above written.

                                   ASSIGNOR:

                                   NYLIFE RESOURCES INC.


                                   By:        /s/ WILLIAM Y. CHENG
                                        -----------------------------------
                                           Name:  William Y. Cheng
                                           Title: Senior Vice President


                                   COMPANY:

                                   AUSTRAL OIL COMPANY, INCORPORATED


                                   By:        /s/ JOHN M. HOGAN
                                        -----------------------------------
                                           Name:  John M. Hogan
                                           Title: Senior Vice President and
                                                  Chief Financial Officer

                      ASSIGNMENT AND ASSUMPTION AGREEMENT


                   This ASSIGNMENT AND ASSUMPTION AGREEMENT (the "Agreement") made as of December 18, 1996, by and between New York Life Insurance and Annuity Corporation, a Delaware corporation (the "Assignor") and
Austral Oil Company, Incorporated, a Delaware corporation (the "Company");

                              W I T N E S S E T H:

                   THAT WHEREAS, the Assignor is a Limited Partner of Ancon Partnership Ltd., a Texas limited partnership (the "Partnership"), established pursuant to the Amended and Restated Agreement of Limited Partnership, dated as of April 1, 1995 (the "Partnership Agreement"), among the Company, the Assignor, NYLIFE Resources Inc. and New York Life Insurance Company;

                   WHEREAS, the Assignor wishes to assign to the Company all of its interests in the Partnership (the "Limited Partner Interest");

                   NOW, THEREFORE, in consideration of ten dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                   1. The Assignor hereby assigns, transfers and sets over the Limited Partner Interest to the Company, which Limited Partner Interest entitles the holder thereof to not less than 10.514217% interest in the profits, losses and property attributable to the Limited Partners of the Partnership, free and clear of all liens, encumbrances and claims. This assignment includes, without limitation, to the extent of the Limited Partner Interest conveyed hereunder, the Assignor's right to receive allocations of income, gain, loss, deduction, credit and similar items and distributions, by reason of the Assignor's interest in the Partnership, as well as all of Assignor's rights as a Limited Partner, with the intent that, subject to the consent of the General Partner of the Partnership, on the effective date hereof Company shall become a substitute Limited Partner in the Partnership.

                   2. The Company hereby: (a) accepts the foregoing assignment and assumes and agrees to perform and discharge in full when due all of the obligations and commitments of the Assignor related thereto pursuant to the terms of the Partnership Agreement and to be bound by all of the provisions of the Partnership Agreement and (b) agrees to indemnify and hold harmless the Assignor and its successors and assigns, against any and all costs, expenses, losses or damages (including without limitation reasonable attorneys fees and expenses) arising on or after the effective date hereof by reason of Company's ownership of the interest assigned hereby.

                   3. The assignment and assumption made hereunder is effective as of September 30, 1996.

                   4. The parties mutually covenant and agree to cooperate with each other and promptly to take such other action and to execute and deliver such other and further documents as may be reasonable and necessary to give effect to this Agreement.

                   5. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                   6. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                   7. This Assignment and Assumption Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunder duly authorized as of the date first above written.

                                       ASSIGNOR:


                                       NEW YORK LIFE INSURANCE AND ANNUITY
                                         CORPORATION


                                       By:  /s/  WILLIAM Y. CHENG
                                          --------------------------------
                                          Name:  William Y. Cheng
                                          Title: Vice President


                                       COMPANY:

                                       AUSTRAL OIL COMPANY, INCORPORATED

                                       By:  /s/  JOHN M. HOGAN
                                          --------------------------------
                                          Name:  John M. Hogan
                                          Title: Senior Vice President and
                                                 Chief Financial Officer

                      ASSIGNMENT AND ASSUMPTION AGREEMENT


                   This ASSIGNMENT AND ASSUMPTION AGREEMENT (the "Agreement") made as of December 18, 1996, by and between New York Life Insurance Company, a New York mutual insurance company (the "Assignor") and Austral Oil Company, Incorporated, a Delaware corporation (the "Company");

                              W I T N E S S E T H:

                   THAT WHEREAS, the Assignor is a Limited Partner of Ancon Partnership Ltd., a Texas limited partnership (the "Partnership"), established pursuant to the Amended and Restated Agreement of Limited Partnership, dated as of April 1, 1995 (the "Partnership Agreement"), among the Company, the Assignor, NYLIFE Resources Inc. and New York Life Insurance and Annuity Corporation;

                   WHEREAS, the Assignor wishes to assign to the Company all of its interests in the Partnership (the "Limited Partner Interest");

                   NOW, THEREFORE, in consideration of ten dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                   1. The Assignor hereby assigns, transfers and sets over the Limited Partner Interest to the Company, which Limited Partner Interest entitles the holder thereof to not less than 75.434150% interest in the profits, losses and property attributable to the Limited Partners of the Partnership, free and clear of all liens, encumbrances and claims. This assignment includes, without limitation, to the extent of the Limited Partner Interest conveyed hereunder, the Assignor's right to receive allocations of income, gain, loss, deduction, credit and similar items and distributions, by reason of the Assignor's interest in the Partnership, as well as all of Assignor's rights as a Limited Partner, with the intent that, subject to the consent of the General Partner of the Partnership, on the effective date hereof Company shall become a substitute Limited Partner in the Partnership.

                   2. The Company hereby: (a) accepts the foregoing assignment and assumes and agrees to perform and discharge in full when due all of the obligations and commitments of the Assignor related thereto pursuant to the terms of the Partnership Agreement and to be bound by all of the provisions of the Partnership Agreement and (b) agrees to indemnify and hold harmless the Assignor and its successors and assigns, against any and all costs, expenses, losses or damages (including without limitation reasonable attorneys fees and expenses) arising on or after the effective date hereof by reason of Company's ownership of the interest assigned hereby.

                   3. The assignment and assumption made hereunder is effective as of September 30, 1996.

                   4. The parties mutually covenant and agree to cooperate with each other and promptly to take such other action and to execute and deliver such other and further documents as may be reasonable and necessary to give effect to this Agreement.

                   5. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                   6. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                   7. This Assignment and Assumption Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunder duly authorized as of the date first above written.


                                   ASSIGNOR:

                                   NEW YORK LIFE INSURANCE
                                   COMPANY

                                   By:        /s/ WILLIAM Y. CHENG
                                        -----------------------------------
                                           Name:  William Y. Cheng
                                           Title: Vice President


                                   COMPANY:

                                   AUSTRAL OIL COMPANY, INCORPORATED


                                   By:        /s/ JOHN M. HOGAN
                                        -----------------------------------
                                           Name:  John M. Hogan
                                           Title: Senior Vice President and
                                                  Chief Financial Officer